TEMPLETON EMERGING
MARKETS APPRECIATION FUND

YOUR FUND'S OBJECTIVE:
The Templeton Emerging Markets Appreciation Fund seeks long-term capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.


MARCH 31, 1997
Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Emerging Markets Appreciation Fund for the 12 months ended March 31, 1997.

During this period, securities markets in many emerging market countries performed well in an environment of improved fiscal and monetary policies, growing corporate earnings, and increased level of capital flows into these nations. The Fund, which holds both stocks and bonds, provided a one-year total return of 0.40% in market-price terms, and 22.40% in net asset value terms, as shown in the Performance Summary on page 7. Lipper Analytical Services ranked the Fund number two out of eight closed-end emerging market equity funds in total return based on the change in net asset value during the one-year period ended March 31, 1997. The Fund was also ranked number two out of eight funds in the same category for the two-year period ended March 31, 1997.(1)

1. LIPPER ANALYTICAL SERVICES IS A NATIONALLY RECOGNIZED MUTUAL FUND RESEARCH ORGANIZATION.

TEMPLETON EMERGING MARKETS
APPRECIATION FUND

Portfolio Breakdown on 3/31/97
Based on Total Net Assets

[PIE CHART]

Equities                      52.9%
Fixed-Income Securities       34.4%
Short-Term Obligations
  & Other Net Assets          12.7%

On March 31, 1997, 52.9% of the Fund's total net assets were invested in equities, 34.4% in fixed-income securities, and 12.7% in short-term obligations and other net assets. These holdings were spread across 33 emerging market countries, with no individual market representing more than 15.2% of the Fund's assets. Our largest single-country exposure was in Mexico, followed by Argentina, Brazil, Greece, and Turkey.

Latin American equity markets performed strongly during the reporting period, as Mexico's early repayment of the loans it received in 1995 appeared to boost investor confidence in the entire region. During the fiscal year, the Venezuelan Stock Market Capital General Index rose 13.2%, Mexico's Bolsa 17.1%, Brazil's Bovespa 83.5%, and Argentina's Merval 39.6%.(2) Many Latin American debt securities also fared well. Increased demand for high-yielding debt securities denominated in U.S. dollars, reduced government spending, and improved economic conditions helped to attract foreign capital to Mexico and Argentina. Panama and Peru restructured their non-performing debt, which had a positive impact on their bond markets. As a result of these events, many Latin American bonds rallied and stopped moving in concert with the U.S. Treasury market.

During the reporting period, Asian equity markets produced mixed results. The growing Chinese economy contributed to strong upswings in the stock markets of China and Hong Kong, the prices of many Malaysian shares responded positively to improved economic conditions, and the Indonesian stock market rose largely due to healthy corporate earnings growth. However, stock markets in South

2. SOURCE: BLOOMBERG. PRICE APPRECIATION IS MEASURED IN U.S. DOLLARS, AND INDICES ARE UNMANAGED AND INCLUDE REINVESTED DIVIDENDS, IF ANY.

TEMPLETON EMERGING MARKETS
APPRECIATION FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets

[PIE CHART]

Latin America                       42.0%
Asia                                22.4%
Europe                              20.5%
Middle East/Africa                   2.4%
Short-Term Obligations &
  Other Net Assets                  12.7%

Korea, Pakistan, and Thailand presented a different picture. The South Korean market fell sharply during most of 1996 in the context of a deteriorating economy, poor corporate earnings, and rising interest rates. In Pakistan, where allegations of corruption toppled the government of Prime Minister Bhutto, share prices dropped throughout most of the reporting period. The Thai market declined after a long political power struggle, and a sharply sinking economy hurt corporate earnings.

Eastern European emerging markets remained popular with foreign investors, as the Hungarian and Russian stock markets posted record highs. Russian share prices, in particular, experienced phenomenal gains. Two Russian companies in our portfolio on March 31, 1997 were GUM Trade House, which operates a large chain of brand-name retail stores in the Moscow area, and Lukoil-Holdings, whose oil and gas reserves are estimated to be the second-largest in the world.

Many fixed-income markets in this region also strengthened. Russian bond prices appreciated significantly, as the country's government implemented monetary and fiscal policies designed to solve its financial and economic problems. In Bulgaria, where bond prices also rose, we increased the Fund's exposure, from 0.78% of total net assets on March 31, 1996, to 1.1% at the end of the reporting period.

Looking forward, we believe that capital inflows to emerging market countries may increase, and economic growth in China may benefit many Chinese, Hong Kong, and Taiwanese securities. However, these markets could experience volatility, and

     TEMPLETON EMERGING MARKETS
     APPRECIATION FUND
     Top 10 Holdings on 3/31/97
     Based on Total Net Assets
                                                                           % OF TOTAL
     COMPANY, INDUSTRY, COUNTRY                                             NET ASSETS
     Russia, 9.25%, 11/27/01, Reg S
     Government Bond, Russia                                                 3.6%

     Telmex-Telefonos de Mexico SA, L, ADR
     Telecommunications, Mexico                                              3.1%

     Alpha Credit Bank
     Banking, Greece                                                         2.9%

     Petrobras-Petroleo Brasileiro SA, pfd.
     Energy Sources, Brazil                                                  2.5%

     Ergo Bank SA
     Banking, Greece                                                         2.4%

     Cementos Mexicanos SA de CV (Cemex)
     Building Materials & Components
     Mexico                                                                  2.2%

     Republic of Argentina, 11.375%, 1/30/17
     Government Bond, Argentina                                              2.2%

     United Mexico States, 9.875%, 1/15/07
     Government Bond, Mexico                                                 2.1%

     Government of Brazil, 8.875%, 11/05/01
     Government Bond, Brazil                                                 2.1%

     Electrobas-Centrais Eletricas Brasileiras SA, B, pfd.
     Utilities - Electrical & Gas, Brazil                                    1.7%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 10 OF THIS REPORT.

possibly even decline, because of China's takeover of Hong Kong and the death of Deng Xiaoping, China's 92-year-old patriarch. Deng was primarily responsible for the liberalization and rapid growth of China's economy during the past 20 years, and the ability of these reforms to endure under new leadership may determine the rate of future Chinese economic growth. In our opinion, the economic outlook in Latin America is better than it has been for many years, but favorable expectations for Russia's economy are partly clouded by its need to devise adequate regulations for its capital markets and improve its tax collection system.

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 975% in the last 15 years, but has suffered five declines of more than 20% during that time.(3)

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market

3. SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE PRICE CHANGE OVER 15 YEARS ENDED MARCH 31, 1997.

conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

We thank you for your participation in the Templeton Emerging Markets Appreciation Fund, and welcome your comments and suggestions.

Sincerely,



/s/ J. Mark Mobius
J. Mark Mobius, Ph.D.
President
Portfolio Manager - Equity Securities
Templeton Emerging Markets Appreciation Fund, Inc.


/s/ Ronald A. Johnson
Ronald A. Johnson, Ph.D.
Portfolio Manager - Fixed-Income Securities
Templeton Emerging Markets Appreciation Fund, Inc.


Since May 1996, Ronald A. Johnson, Ph.D., has been the principal portfolio manager of the Fund's debt instruments. Dr. Johnson has been with the Templeton organization since March 1995, and is currently vice president of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc., the Fund's sub-adviser. He holds a Ph.D. and an MA in economics from Stanford University, and an MBA in finance and a BA in economics from Adelphi University. Prior to joining the Templeton organization, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. in Miami. Before joining JPBT, he was chief economist and head of research at Vestrust Asset Management Corporation in Miami. In addition, Dr. Johnson has held several positions at the Federal Reserve Bank of New York, including chief of the Domestic Financial Markets Division. Currently, Dr. Johnson co-directs the fixed-income research process and manages several emerging markets fixed-income portfolios. Dr. J. Mark Mobius continues as Templeton Emerging Markets Appreciation Fund's principal portfolio manager for equity investments.

On April 16, 1996, the Fund's Board of Directors adopted a non-fundamental policy permitting investment in Russian securities up to 5% of the Fund's total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody.

As you can see in the "Investment Portfolio" section of this report, the Fund invests in Hong Kong securities. Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Emerging Markets Appreciation Fund produced a total return of 0.40% for the 12-month period ended March 31, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 22.40% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) decreased $1.00, from $13.875 on March 31, 1996, to $12.875 on March 31, 1997, while the net asset value increased $1.76, from $13.41 to $15.17.

Shareholders received distributions of 51 cents ($0.51) per share in dividend income and 62 cents ($0.62) per share in capital gains, of which 38 cents ($0.38) represented long-term gains and 24 cents ($0.24) represented short-term gains. Past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

TEMPLETON EMERGING MARKETS
APPRECIATION FUND
Periods ended 3/31/97

                                                                              Since
                                                                            Inception
                                                        One-Year            (4/29/94)
Cumulative Total Return(1)
   Based on change in
   net asset value                                       22.40%               29.07%

   Based on change in
   market price                                           0.40%                2.98%
Average Annual Total Return(2)
   Based on change in
   net asset value                                       22.40%                9.12%

   Based on change in
   market price                                           0.40%                1.01%

1. CUMULATIVE TOTAL RETURNS REPRESENT THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

2. AVERAGE ANNUAL TOTAL RETURNS REPRESENT THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL TOTAL RETURN CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, EITHER AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FROM SEPTEMBER 1, 1994 THROUGH AUGUST 30, 1995, EXPENSE REDUCTIONS BY THE FUND'S BUSINESS MANAGER INCREASED THE FUND'S TOTAL RETURNS. WITHOUT THESE REDUCTIONS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[photo of Sir John Templeton]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                        APRIL 29, 1994
                                                                              YEAR ENDED MARCH 31        (COMMENCEMENT
                                                                             ----------------------    OF OPERATIONS) TO
                                                                                1997         1996       MARCH 31, 1995
                                                                             ----------    --------    ----------------
Net asset value, beginning of period                                          $  13.41     $ 12.05         $   14.10
                                                                               -------     -------           -------
Income from investment operations:
  Net investment income                                                            .62         .69               .48
  Net realized and unrealized gain (loss)                                         2.27        1.64             (1.97)
                                                                               -------     -------           -------
Total from investment operations                                                  2.89        2.33             (1.49)
                                                                               -------     -------           -------
Underwriting expenses deducted from capital                                         --          --              (.15)
                                                                               -------     -------           -------
Distributions:
  Dividends from net investment income                                            (.51)       (.86)             (.32)
  Distributions from net realized gains                                           (.62)       (.11)             (.09)
                                                                               -------     -------           -------
Total distributions                                                              (1.13)       (.97)             (.41)
                                                                               -------     -------           -------
Change in net asset value                                                         1.76        1.36             (2.05)
                                                                               -------     -------           -------
Net asset value, end of period                                                $  15.17     $ 13.41         $   12.05
                                                                               =======     =======           =======
TOTAL RETURN*
Based on market value per share                                                   .40%      15.57%          (11.25)%
Based on net asset value per share                                              22.40%      19.34%          (11.64)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                               $ 65,075     $57,516         $  51,022
Ratio of expenses, inclusive of fee waiver, to average net assets                1.83%       1.64%             1.79%**
Ratio of net investment income to average net assets                             4.29%       5.29%             3.98%**
Portfolio turnover rate                                                        114.78%      26.92%            58.79%
Average commission rate paid (per share)                                      $  .0036     $ .0008                --

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

INDUSTRY                     ISSUE                                              COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 47.6%
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD
  DURABLES: 1.9%
                            Arcelik AS                                             Tur.         2,293,264    $   305,397
                            Bekoelektronik AS                                      Tur.           723,423         93,506
                            McCarthy Retail Ltd.                                   Zaf.            50,000        166,874
                           *Sanyo Universal Electric Public Co. Ltd.               Tha.            20,000         37,083
                            Semi-Tech (Global) Co. Ltd.                            H.K.           113,200        119,793
                            Turk Demir Dokum, br.                                  Tur.         4,715,996        535,678
                                                                                                             -----------
                                                                                                               1,258,331
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 0.7%
                            Associated Motorways Ltd.                              Lka.            72,000         41,660
                            Ciadea SA                                              Arg.            55,346        246,328
                            PT Gadjah Tunggal, fgn.                                Ind.           146,500         65,592
                            Tofas Turk Otomobil Fabrikasi AS                       Tur.         1,736,000        125,112
                                                                                                             -----------
                                                                                                                 478,692
---------------------------------------------------------------------------------------------------------------------
BANKING: 14.6%
                            Akbank                                                 Tur.         6,192,000        988,789
                            Alpha Credit Bank                                       Gr.            23,332      1,714,033
                           *Alpha Credit Bank, rts.                                 Gr.            18,666        148,935
                            Banco Bradesco SA                                      Brz.        25,161,228        199,532
                            Banco Comercial Portugues SA                           Prt.            45,652        681,007
                            Banco de Galicia y Buenos Aires SA, B                  Arg.           131,827        806,902
                            Banco do Brasil SA                                     Brz.         2,705,276         23,241
                           *Banco do Brasil SA, wts., series A                     Brz.         4,541,055          7,459
                           *Banco do Brasil SA, wts., series B                     Brz.         6,811,582         10,546
                           *Banco do Brasil SA, wts., series C                     Brz.        11,352,638         18,220
                            Banco Espirito Santo e Comercial de Lisboa             Prt.            32,800        633,923
                            Banco Totta & Acores SA                                Prt.            13,090        197,611
                            BPI Socieda de Gestora de Participacoes Socias SA      Prt.             3,835         57,803
                            BPI Socieda de Gestora de Participacoes Socias, new    Prt.             1,457         21,091
                            Daegu Bank Co. Ltd.                                    Kor.             8,953         71,996
                            Ergo Bank SA                                            Gr.            18,000      1,145,566
                           *Ergo Bank, new                                          Gr.             6,900        418,024
                            Espirito Santo Financial Holding SA, ADR               Prt.            19,820        289,868
                            Grupo Financiero Banamex Accival SA, B                 Mex.            72,000        164,167
                            Grupo Financiero Banamex Accival SA, L                 Mex.            44,868         90,760
                            Grupo Financiero Bancomer SA de CV, B                  Mex.         2,046,000        725,047
                            Grupo Financiero Bancomer SA de CV, L                  Mex.            75,778         23,413
                            Grupo Financiero Serfin SA, B                          Mex.            54,277         20,946
                            HSBC Holdings PLC                                      H.K.            22,371        519,672
                            National Bank of Greece SA                              Gr.             2,200        230,586

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                     ISSUE                                              COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
BANKING (cont.)
                            PT Inter-Pacific Bank, fgn.                            Ind.             9,500    $     6,232
                            Turkiye Garanti Bankasi AS                             Tur.         4,507,650        307,207
                                                                                                             -----------
                                                                                                               9,522,576
---------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO: 0.5%
                            Quilmes Industrial SA                                  Arg.            20,000        227,500
                            Zaklady Piwowarskie W Zywcu SA                         Pln.             1,000         69,930
                                                                                                             -----------
                                                                                                                 297,430
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
  COMPONENTS: 3.0%
                            Akcansa Cimento AS                                     Tur.           146,091         23,747
                            Cementos Mexicanos SA de CV (Cemex), B                 Mex.           304,000      1,224,894
                            Cimentas Izmir Cimento Fabrikasi TAS                   Tur.         1,513,061        219,276
                            Cimsa Cimento Sanayi ve Ticaret AS                     Tur.         1,047,000        170,187
                            Gujarat Ambuja Cements Ltd.                            Inr.             4,000         28,030
                            Izocam Ticaret ve Sanayii AS, br.                      Tur.            74,571          7,010
                            K Wah International Holdings Ltd.                      H.K.            19,912          3,649
                           *Royal Ceramic Industry Public Co. Ltd.                 Tha.           149,000         35,018
                           *Royal Ceramic Industry Public Co. Ltd., fgn.           Tha.            32,000          7,521
                            Shanghai Yaohua Pilkington Glass, B                    Chn.            96,250         48,510
                            Siam Cement Public Co. Ltd. (The), fgn.                Tha.             5,000        130,225
                            Thai Asahi Glass Public Co. Ltd.                       Tha.            72,610         76,233
                                                                                                             -----------
                                                                                                               1,974,300
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 1.0%
                            Atanor Cia Nacional Para la Industria Quimica SA, D    Arg.            56,550         96,149
                            Chemopetrol Group AS                                   Csk.             2,782        131,759
                           *Petkim Petrokimya Holding AS                           Tur.            30,000         14,571
                            PT Unggul Indah Corp., fgn.                            Ind.            68,200         93,736
                            Shanghai Chlor-Alkali Chemical Co. Ltd., B             Chn.           312,000        100,464
                            Slovnaft AS                                          Slovk.             8,000        245,421
                                                                                                             -----------
                                                                                                                 682,100
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &
  HOUSING: 0.1%
                            International Pipe Ltd.                                H.K.             4,978            726
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL &
  ELECTRONICS: 0.5%
                            Dae Duck Electronics Co. Ltd.                          Kor.             2,163        112,800
                            Great Wall Electronic International Ltd.               H.K.           530,679         67,117
                            Netas Northern Electric Telekomunic Asyon AS           Tur.           594,000        169,841
                                                                                                             -----------
                                                                                                                 349,758
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
  INSTRUMENT: 0.1%
                            S. Megga International Holdings Ltd.                   H.K.           494,000    $    36,339
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &
  SERVICES: 0.1%
                            Ssangyong Oil Refining Co Ltd                          Kor.             1,000         18,090
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 2.1%
                            Engen Ltd.                                             Zaf.            20,207        109,276
                            Lukoil-Holdings                                        Rus.             3,000         42,600
                            Perez Companc SA, B                                    Arg.            20,010        154,701
                           *Purneftegaz                                            Rus.            40,000        198,800
                            YPF Sociedad Anonima, ADR                              Arg.            32,000        848,000
                                                                                                             -----------
                                                                                                               1,353,377
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 0.9%
                            Alpha Leasing SA                                        Gr.            10,000        250,604
                            Etba Leasing                                            Gr.            12,600        168,232
                            MBF Capital Bhd.                                       Mal.            50,000         88,369
                            PT Sinar Mas Multi Artha, fgn.                         Ind.            56,800         63,873
                                                                                                             -----------
                                                                                                                 571,078
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSING
  PRODUCTS: 1.6%
                            Boustead Holdings Bhd., fgn.                           Mal.            10,000         25,219
                            Chareon Pokphand Feedmill Public Co. Ltd., fgn.        Tha.            13,000         38,817
                            Del Monte Royal Foods Ltd.                             Zaf.           135,800        115,228
                            Elais Oleaginous Co.                                    Gr.             8,800        255,930
                            PT Charoen Pokphand Indonesia, fgn.                    Ind.            46,000         51,728
                            PT Cipendawa Farm Enterprises, fgn.                    Ind.            65,000         26,395
                            PT Japfa Comfeed Indonesia TBK                         Ind.            67,000         44,648
                            PT Multibreeder Adirama, fgn.                          Ind.           193,500         62,458
                            Vitro SA                                               Mex.           179,000        449,221
                                                                                                             -----------
                                                                                                               1,069,644
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS &
  PAPER: 0.5%
                            Portucel Industrial Empresa Product de Celulose SA     Prt.            32,000        208,700
                            Sappi Ltd.                                             Zaf.            10,177         79,099
                                                                                                             -----------
                                                                                                                 287,799
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL
  CARE: 0.1%
                            Hankook Cosmetics Co. Ltd.                             Kor.             3,000    $    70,352
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
  COMPONENTS: 0.9%
                            BTR Dunlop Ltd.                                        Zaf.            50,000         61,093
                            Leader Universal Holdings Bhd.                         Mal.            37,000         82,861
                            Marshall Boya ve Vernik Sanayii AS                     Tur.         1,620,528        244,371
                            Shanghai Rubber Belt Co. Ltd., B                       Chn.           549,000        133,956
                            Shanghai Tyre & Rubber Co. Ltd., B                     Chn.           169,000         75,374
                                                                                                                 -------
                                                                                                                 597,655
------------------------------------------------------------------------------------------------------------------------
INSURANCE: 0.4%
                            Anadolu Anonim Turk Sigorta Sirketi                    Tur.           611,840         35,947
                            Compania Suramericana de Seguros                       Col.            10,000        217,558
                                                                                                                 -------
                                                                                                                 253,505
------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.6%
                            Hinds Hotels International Ltd.                        Sgp.           129,000        213,437
                            Shangri-La Hotels (Malaysia) Bhd.                      Mal.           141,000        159,306
                            Shangri La Hotels (Malaysia) Bhd., fgn.                Mal.            27,000         30,505
                                                                                                                 -------
                                                                                                                 403,248
------------------------------------------------------------------------------------------------------------------------
MACHINERY &
  ENGINEERING: 0.7%
                            Jurong Shipyard Ltd., fgn.                             Sgp.            38,000        172,309
                           *Keppel Philippine Holdings Inc., B                     Phl.           318,750         44,733
                            Mannesmann SA                                          Brz.           800,000        101,959
                           *Shanghai Erfangji Textile Machinery Co. Ltd., B        Chn.           355,740         65,456
                            Shanghai Industrial Sewing Machine Corp.               Chn.           192,000         36,864
                            Shanghai Steel Tube Co. Ltd., B                        Chn.           249,700         49,940
                                                                                                                 -------
                                                                                                                 471,261
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 0.6%
                            Cifra SA de CV, A                                      Mex.            10,892         15,248
                            Cifra SA, C                                            Mex.            89,056        124,663
                            Dairy Farm International Holdings Ltd.                 H.K.           124,582         94,060
                            GUM Trade House                                       Russ.             1,000         27,500
                           *Wo Kee Hong Holdings Ltd.                              H.K.           750,000         75,497
                           *Yaohan Hongkong Corp. Ltd.                             H.K.           460,000         16,919
                                                                                                                 -------
                                                                                                                 353,887
------------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
METAL & MINING: 1.8%
                            Antofagasta Holdings PLC                               Chl.            34,000    $   204,145
                            Ashanti Goldfields Co. Ltd., GDR                      Ghana            10,000        137,500
                            Eregli Demir ve Celik Fabrikalari AS                   Tur.         1,736,000        234,585
                            Hellas Can-Container Manufacturers                      Gr.            18,270        309,837
                            Philex Minning Corp., B                                Phl.         2,103,300        247,306
                            PT Tambang Timah (Persero), fgn.                       Ind.            34,000         53,103
                                                                                                             -----------
                                                                                                               1,186,476
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 5.0%
                            Anglo American Industrial Corp. Ltd.                   Zaf.            10,560        430,094
                            Cheung Kong Holdings Ltd.                              H.K.            55,000        484,436
                            Clal Industries Ltd.                                   Isr.            10,000         48,581
                            DESC SA, B                                             Mex.             3,033         20,272
                            DESC SA, C                                             Mex.                63            418
                            Hong Leong Industries Bhd.                             Mal.            56,400        179,788
                           *Hong Leong Industries BHD, wts., fgn.                  Mal.             8,500          9,261
                            Koc Holding AS                                         Tur.         1,164,999        305,726
                            Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS         Tur.         1,534,400        456,756
                            Koor Industries Ltd.                                   Isr.             1,000         91,656
                            Lai Sun Garment International Ltd.                     H.K.            88,000        112,432
                            Perlis Plantations Bhd., fgn.                          Mal.            70,000        216,080
                            Renong Bhd.                                            Mal.            50,000         84,737
                            Saha Union Public Co. Ltd., fgn.                       Tha.            39,000         32,682
                           *Sociedad Comercial del Plata Cadelplata Come           Arg.           151,000        471,191
                            Transarchipel Shipping Ltd.-TSL                        Zmb.           587,000        338,854
                                                                                                             -----------
                                                                                                               3,282,964
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.1%
                            Bangkok Land Public Co. Ltd., fgn.                     Tha.           114,400        119,006
                            First Capital Corp. Ltd., fgn.                         Sgp.            36,000         99,688
                            Hang Lung Development Co. Ltd.                         H.K.           196,000        355,389
                            New World Development Co. Ltd.                         H.K.            64,774        349,420
                            PT Summarecon Agung, fgn.                              Ind.           318,240        152,427
                            Shanghai Jinqiao Export Processing Zone
                              Development, B                                       Chn.           115,000         65,320
                            Sun Hung Kai Properties Ltd.                           H.K.            24,000        253,978
                                                                                                             -----------
                                                                                                               1,395,228
------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER
  CONSUMER GOODS: 0.7%
                            China First Pencil Co. Ltd., B                         Chn.           402,600        189,222
                           *China First Pencil Co. Ltd., B, rts.                   Chn.           402,600         19,325
                            Shanghai Wingsung Stationery Co. Ltd., B               Chn.           341,550        100,416

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER
  CONSUMER GOODS (cont.)
                            Shenzhen China Bicycles Co. (Holdings) Ltd., B         Chn.           139,200    $    66,917
                            Yue Yuen Industrial (Holdings) Ltd.                    H.K.            52,000        107,373
                                                                                                             -----------
                                                                                                                 483,253
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 4.1%
                            Hellenic Telecommunications Organizations OTE SA        Gr.             8,000        173,742
                            Pakistan Telecom Corp. PTC                             Pkr.            29,000         20,802
                            Telebras-Telecomunicacoes Brasileiras SA               Brz.         4,525,000        456,195
                            Telmex-Telefonos de Mexico SA, L, ADR                  Mex.            51,800      1,994,300
                                                                                                             -----------
                                                                                                               2,645,039
------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.6%
                            Hua Thai Manufacturing Public Co. Ltd.                 Tha.            16,000         41,919
                            PT Eratex Djaja, fgn.                                  Ind.            94,500         27,551
                            PT Ganda Wangsa Utama, fgn.                            Ind.           171,100         76,607
                           *Thai Rayon Public Co. Ltd.                             Tha.            17,000         58,784
                            Thai Wacoal Public Co. Ltd., fgn.                      Tha.            18,750         71,518
                            Tungtex (Holdings) Co. Ltd.                            H.K.         1,264,000        119,081
                                                                                                             -----------
                                                                                                                 395,460
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.2%
                            Chiwan Wharf Holdings Ltd., B                          Chn.           160,000        123,066
                            Malaysian International Shipping Corp. Bhd., fgn.      Mal.           229,333        569,110
                            Pakistan International Airlines Corp.                  Pkr.             5,500          1,633
                            Regional Container Line Public Co. Ltd., fgn.          Thi.            10,000         87,074
                                                                                                             -----------
                                                                                                                 780,883
------------------------------------------------------------------------------------------------------------------------
utilities-ELECTRICAL &
  GAS: 1.0%
                            CEZ                                                    Csk.             9,000        327,527
                            CEZ, GDR                                               Csk.             8,000        284,000
                            Nafta Gbely AS                                        Slovk             1,200         60,869
                                                                                                             -----------
                                                                                                                 672,396
------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL
  TRADE: 0.2%
                           *East Asiatic Co. (Hong Kong) Ltd. (The)                H.K.           945,000        107,321
                                                                                                             -----------
TOTAL COMMON STOCKS
   (cost $29,080,618)                                                                                         30,999,168
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 5.3%
------------------------------------------------------------------------------------------------------------------------
                            Banco do Brazil SA, pfd.                               Brz.        20,000,000        157,659
                            Banespa-Banco do Estado de Sao Paulo SA, pfd.          Brz.         1,924,200          9,719

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
                            Eletrobras-Centrais Eletricas Brasileiras SA, B,
                              pfd.                                                 Brz.         2,613,000    $ 1,124,879
                            Itausa-Investimentos Itau SA, pfd.                     Brz.           572,200        486,174
                            Petrobras-Petroleo Brasileiro SA, pfd.                 Brz.         8,347,000      1,658,762
                                                                                                             -----------
TOTAL PREFERRED STOCKS
   (cost $2,925,000)                                                                                           3,437,193
---------------------------------------------------------------------------------------------------------------------
                                                                                 CURRENCY     PRINCIPAL**
---------------------------------------------------------------------------------------------------------------------
BONDS -- CORPORATE: 7.2%
---------------------------------------------------------------------------------------------------------------------
                            Bridas Corp., Yankee, 12.50%, 11/15/99                 U.S.           460,000        498,525
                            Cementos de Mexico Sa de CV, 10.75%,   7/15/00,
                              144A                                                 U.S.           230,000        238,625
                            Centrais Electricas Brasileiras SA, 10.00%,
                              10/30/98, 144A                                       U.S.           200,000        206,500
                            CEZ, 14.375%, 1/27/01                                  Csk.        15,590,000        552,023
                            Essar Gujarat Ltd., 8.3375%, FRN, 7/15/99, 144A        U.S.           210,000        201,600
                            Industrias Metalurficas Pescarmona,
                              11.75%, 3/27/98, 144A                                U.S.           250,000        256,875
                            Philippine Long Distance Telephone Co.:
                              10.625%, 6/02/04                                     U.S.           500,000        558,125
                              9.25%, 6/30/06                                       U.S.           190,000        196,175
                            PIV Investment Finance (Cayman) Ltd., 4.50%,
                              conv., 12/01/00                                      U.S.           330,000        288,750
                            Poland Communications Inc., 9.875%, 11/01/03,
                              144A                                                 U.S.           280,000        273,000
                            PT Astra International, 9.75%, 4/29/01                 U.S.           175,000        182,875
                            PT Polysindo Eka Perkasa, 13.00%, 6/15/01              U.S.           500,000        563,750
                            PT Polysindo International Finance Co., B,
                              11.375%, 6/15/06                                     U.S.           105,000        112,612
                            Tjiwi Kimia International Finance Co. BV,
                              13.25%, 8/01/01                                      U.S.           250,000        281,250
                            Tevecap SA, 12.625%, 11/26/04, 144A                    U.S.           250,000        258,750
                                                                                                             -----------
TOTAL BONDS -- CORPORATE
   (cost $4,487,593)                                                                                           4,669,435
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                CURRENCY        SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS -- GOVERNMENT &
  GOVERNMENT AGENCIES:
  27.2%
---------------------------------------------------------------------------------------------------------------------
                            Abril SA, 12.00%, 10/25/03, 144A                       U.S.           250,000    $   263,750
                            Associacion Nacional del Cafe,   11.00%, 8/31/98       U.S.           276,000        281,175
                            Banco Ganadero SA, 9.75%, 8/26/99, 144A                U.S.           200,000        208,500
                            Bancomer S.A., 8.00%, 7/07/98                          U.S.           500,000        500,938
                            Banco Nacional Obra Service,   9.625%, 11/15/03        U.S.           125,000        125,937
                            Ceskoslovenska Bchodni Banka, 11.125%, 8/26/97         Csk.         5,420,000        186,400
                            Argentina Local Markets Securities Trust 1994-I,
                              (Goldman Sachs group, L.P.), 13.375%, 8/15/01        U.S.           750,000        863,437
                            Government of Brazil:
                              8.875%, 11/05/01                                     U.S.         1,350,000      1,344,937
                              6.5625%, FRN, 4/15/12 conv., L                       U.S.         1,165,000        918,894
                            Government of Poland, 6.50%, FRN, 10/27/24             U.S.           325,000        318,094
                            Argentina Domestic Securities (Morgan Stanley),
                              14.75%, 9/01/02                                      U.S.           430,000        498,800
                            Republic of Argentina:
                              9.25%, 2/23/01                                       U.S.         1,070,000      1,084,712
                              11.00%, 10/09/06                                     U.S.           175,000        179,594
                              11.375%, 1/30/17                                     U.S.         1,425,000      1,460,625
                            Republic of Bulgaria:
                              IAB, 6.5625%, FRN, 7/28/11                           U.S.           500,000        286,250
                              6.5625%, 7/28/24, Disc                               U.S.           700,000        414,750
                            Republic of Ecuador, disc, FRN, 6.4375%, 2/28/25       U.S.           300,000        195,375
                            Republic of Lithuania:
                              10.00%, 12/22/97                                     U.S.            10,000         10,182
                              10.00%, 12/22/97, 144A                               U.S.           150,000        152,738
                            Republic of Panama, 6.54688%, FRN, 5/10/02             U.S.           423,080        410,916
                            Republic of Venezuela:
                              6.75%, 3/31/20, PAR BOND, B                          U.S.           490,000        344,225
                              6.4375%, 3/31/20, FRN, Series W                      U.S.           310,000        250,519
                            Russia:
                              9.25%, 11/27/01, Reg S                               U.S.         2,415,000      2,333,494
                            * When Issue, 12/31/97                                 U.S.           875,000        492,188
                            Sei Holdings IX Inc., 11.00%, 11/30/00, 144A           U.S.           210,000        222,600
                            United Mexico States:
                              11.00781%, 7/21/97, FRN, 144A                        U.S.           750,000        761,250
                              9.875%, 1/15/07                                      U.S.         1,325,000      1,379,656
                              11.375%, 9/15/16                                     U.S.         1,045,000      1,090,719
                              11.50%, 5/15/26, GLOB BD                             U.S.           875,000        920,937
                            Venezuela DCB, 6.50%, FRN, 12/18/07                    U.S.           250,000        215,625
                                                                                                             -----------
TOTAL BONDS -- GOVERNMENT
  & GOVERNMENT AGENCIES
  (cost $17,536,696)                                                                                          17,717,217
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                CURRENCY        SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT TERM
  OBLIGATIONS: 13.6%
---------------------------------------------------------------------------------------------------------------------
                             Deutsche Bank AG, 6.50%, 4/01/97                      U.S.           863,000    $   863,000
                             Federal Home Loan Mortgage Corp., 5.30%, 4/17/97      U.S.         1,750,000      1,745,769
                             Federal National Mortgage Assn., 5.33% , 4/03/97      U.S.           300,000        299,909
                             United States Treasury Bills, 4.92% to 5.20%
                               with maturities to 6/19/97                          U.S.         5,938,000      5,915,354
                                                                                                             -----------
TOTAL SHORT TERM
  OBLIGATIONS
  (cost $8,824,605)                                                                                            8,824,032
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.9%
  (cost $62,854,512)                                                                                          65,647,045
UNREALIZED LOSS IN FORWARD
  EXCHANGE CONTRACTS: (0.0%)                                                                                      (7,253)
OTHER ASSETS, LESS
  LIABILITIES: (0.9)%                                                                                           (564,948)
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $65,074,844
                                                                                                             ===========

   * NON-INCOME PRODUCING
  ** DENOMINATED IN CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities at value
      (identified cost $62,854,512)           $65,647,045
   Cash                                           128,419
   Receivables:
      Investment securities sold                4,402,089
      Dividends and interest                      723,418
   Unamortized organization costs                   8,200
                                              -----------
         Total assets                          70,909,171
                                              -----------
Liabilities:
   Payable for investment securities
     purchased                                  5,642,169
   Unrealized loss in forward exchange
     contracts (Note 5)                             7,253
   Accrued expenses                               184,905
                                              -----------
         Total liabilities                      5,834,327
                                              -----------
Net assets, at value                          $65,074,844
                                              ===========
Net assets consist of:
   Undistributed net investment income        $   453,487
   Net unrealized appreciation                  2,906,885
   Accumulated net realized gain                1,880,329
   Net capital paid in on shares of
     capital stock                             59,834,143
                                              -----------
Net assets, at value                          $65,074,844
                                              ===========
Shares outstanding                              4,288,756
                                              ===========
Net asset value per share
   ($65,074,844 divided by 4,288,756 shares
   outstanding)                               $     15.17
                                              ===========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $29,172 foreign
   taxes withheld)
   Dividends                       $1,028,497
   Interest                         2,738,453
                                   ----------
      Total income                              $ 3,766,950
Expenses:
   Management fees (Note 3)           769,155
   Administrative fees (Note 3)       153,831
   Transfer agent fees                 21,758
   Custodian fees                      66,101
   Reports to shareholders             29,881
   Audit fees                          38,010
   Legal fees                           5,794
   Registration and filing fees        16,364
   Directors' fees and expenses        14,565
   Amortization of organization
     costs                              3,898
   Other                                6,841
                                   ----------
      Total expenses                              1,126,198
                                                -----------
         Net investment income                    2,640,752
Realized and unrealized gain:
   Net realized gain on:
      Investments                   4,428,400
      Foreign currency
         transactions                  43,072
                                   ----------
                                    4,471,472
                                   ----------
   Net unrealized appreciation
      (depreciation) on:
      Investments                   5,299,700
      Foreign currency
         translation of other
         assets and liabilities        (6,694)
                                   ----------
                                    5,293,006
                                   ----------
      Net realized and
        unrealized gain                           9,764,478
                                                -----------
Net increase in net assets
   resulting from operations                    $12,405,230
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 1997 and 1996

                                                                                               1997           1996
                                                                                            -----------    -----------
Increase in net assets:
   Operations:
      Net investment income                                                                 $ 2,640,752    $ 2,945,751
      Net realized gain on investments and foreign currency transactions                      4,471,472        381,307
      Net unrealized appreciation                                                             5,293,006      6,502,064
                                                                                            -----------    -----------
         Net increase in net assets resulting from operations                                12,405,230      9,829,122
   Distributions to shareholders:
      From net investment income                                                             (2,187,265)    (3,652,323)
      From net realized gain                                                                 (2,659,029)      (453,927)
   Fund share transactions (Note 2)                                                                  --        771,006
                                                                                            -----------    -----------
           Net increase in net assets                                                         7,558,936      6,493,878
Net assets:
   Beginning of year                                                                         57,515,908     51,022,030
                                                                                            -----------    -----------
   End of year                                                                              $65,074,844    $57,515,908
                                                                                            ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) was organized as a Maryland corporation and is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objective by investing primarily in equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments: options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

D. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. SECURITIES TRADED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Investment Portfolio. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

Included in the statement of assets and liabilities as of March 31, 1997, are receivables for investment securities sold and payables for investment securities purchased of $4,153,175 and $4,548,193, respectively, related to the sale and purchase of Russian when-issued securities. The realization of these receivables and payables are subject to the risk that such securities may never be issued. Included in net unrealized gains on investments are unrealized gains of $122,484 related to positions sold and unrealized losses of $25,314 on positions held as of March 31, 1997. In the event these securities are not issued, such gains and losses will not be realized.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At March 31, 1997, there were 100,000,000 shares of capital stock authorized ($0.01 par value).

During the year ended March 31, 1997, there were no shares issued. For the year ended March 31, 1996, 55,508 shares were issued for $771,006 from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager, sub-advisor and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. For its services TAML pays to TICI a fee equal, on an annual basis, to 0.30% of the Fund's average daily net assets. TAML pays monthly an economic consulting and shareholder servicing fee to Paine Webber equal, on an annual basis, to 0.10% of the average daily net assets of the Fund. The Fund pays FTSI monthly an administrative fee of 0.25% per annum of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1997 aggregated $61,488,411 and $65,403,527 respectively. The cost of securities for federal income tax purposes is $62,945,769. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

           Unrealized appreciation                                                               $ 8,537,489
           Unrealized depreciation                                                                (5,836,213)
                                                                                                  ----------
           Net unrealized appreciation                                                           $ 2,701,276
                                                                                                  ==========

5. FINANCIAL INSTRUMENTS

During the year ended March 31, 1997, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of which have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At March 31, 1997, the Fund had an outstanding forward exchange contract for the sale of currency as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

           Net unrealized loss in forward exchange contract to sell 810,000
             Deutschemarks for 479,764 U.S. Dollars, April 30, 1997                                  $(7,253)

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Emerging Markets Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                    /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment Plan

--------------------------------------------------------------------------------

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chase Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chase Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participants may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charges by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chase Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Appreciation Fund shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnTEA". The Fund's New York Stock Exchange trading symbol is TEA.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                               GROWTH

Franklin Global Health Care Fund            Franklin Blue Chip Fund

Franklin Templeton Japan Fund               Franklin California Growth Fund

Templeton Developing Markets Trust          Franklin DynaTech Fund

Templeton Foreign Fund                      Franklin Equity Fund

Templeton Foreign Smaller                   Franklin Gold Fund
Companies Fund
                                            Franklin Growth Fund
Templeton Global Infrastructure Fund
                                            Franklin MidCap Growth Fund
Templeton Global
Opportunities Trust                         Franklin Small Cap Growth Fund

Templeton Global Real Estate Fund           Mutual Discovery Fund

Templeton Global Smaller
Companies Fund                              GROWTH AND INCOME

Templeton Greater European Fund             Franklin Asset Allocation Fund

Templeton Growth Fund                       Franklin Balance Sheet
                                            Investment Fund
Templeton Latin America Fund
                                            Franklin Convertible Securities Fund
Templeton Pacific Growth Fund
                                            Franklin Equity Income Fund
Templeton World Fund
                                            Franklin Income Fund

GLOBAL GROWTH AND INCOME                    Franklin MicroCap Value Fund

Franklin Global Utilities Fund              Franklin Natural Resources Fund

Franklin Templeton German                   Franklin Real Estate Securities Fund
Government Bond Fund
                                            Franklin Rising Dividends Funds
Franklin Templeton
Global Currency Fund                        Franklin Strategic Income Fund

Mutual European Fund                        Franklin Utilities Fund

Templeton Global Bond Fund                  Franklin Value Fund

Templeton Growth and Income Fund            Mutual Beacon Fund

                                            Mutual Qualified Fund
GLOBAL INCOME
                                            Mutual Shares Fund
Franklin Global Government
Income Fund                                 Templeton American Trust, Inc.

Franklin Templeton Hard
Currency Fund                               FUND ALLOCATOR SERVICE

Franklin Templeton High                     Franklin Templeton
Income Currency Fund                        Conservative Target Fund

Templeton Americas                          Franklin Templeton
Government Securities Fund                  Moderate Target Fund

                                            Franklin Templeton
                                            Growth Target Fund



INCOME                                       FRANKLIN STATE-SPECIFIC
                                             FUNDS SEEKING
Franklin Adjustable Rate                     TAX-FREE INCOME
Securities Fund
                                             Alabama
Franklin Adjustable U.S.
Government Securities Fund                   Arizona*

Franklin's AGE High Income Fund              Arkansas**

Franklin Investment                          California*
Grade Income Fund
                                             Colorado
Franklin Short-Intermediate U.S.
Government Securities Fund                   Connecticut

Franklin U.S. Government                     Florida*
Securities Fund
                                             Georgia
Franklin Money Fund
                                             Hawaii**
Franklin Federal Money Fund
                                             Indiana

FOR NON-U.S. INVESTORS:                      Kentucky

Franklin Tax-Advantaged                      Louisiana
High Yield Securities Fund
                                             Maryland
Franklin Tax-Advantaged
International Bond Fund                      Massachusetts***

Franklin Tax-Advantaged U.S.                 Michigan*
Government Securities Fund
                                             Minnesota***

FOR CORPORATIONS:                            Missouri

Franklin Corporate Qualified                 New Jersey
Dividend Fund
                                             New York*

                                             North Carolina
FRANKLIN FUNDS SEEKING
TAX-FREE INCOME                              Ohio***

Federal Intermediate-Term                    Oregon
Tax-Free Income Fund
                                             Pennsylvania
Federal Tax-Free Income Fund
                                             Tennessee**
High Yield Tax-Free Income Fund
                                             Texas
Insured Tax-Free Income Fund
                                             Virginia
Puerto Rico Tax-Free Income Fund
                                             Washington**
Tax-Exempt Money Fund

                                             VARIABLE ANNUITIES+

                                             Franklin Valuemark(R)

                                             Franklin Templeton
                                             Valuemark Income Plus
                                             (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

                                [WORLD MAP LOGO]

Templeton Emerging Markets
Appreciation Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



TEMPLETON
EMERGING
MARKETS
APPRECIATION
FUND, INC.

ANNUAL REPORT
MARCH 31, 1997

[FRANKLIN TEMPLETON 50 YEAR LOGO]

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[RECYCLE LOGO]

TLTEA A97 5/97